SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report: (Date of earliest event reported): May 7, 1998




                           Am-Pac International, Inc.
               --------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     33-8964
                              ----------------------
                            (Commission file number)

         Nevada                                                 22-7374801
  ---------------------------                             ----------------------
 (State or other jurisdiction                             (I.R.S. Employer
  of incorporation)                                       Identification Number)

                 1110 Palmer Avenue, Winter Park, Florida 32789
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 (407) 645-2722
                              --------------------
              (Registrant's telephone number, including area code)


             431 E. Central Blvd., Suite 900, Orlando, Florida 32801
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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


ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     As a result of the acquisition described in Item 2, control of the Registrant passed to the former shareholders ("Shareholders") of Sun East International Development Limited "Sun East" listed below.

Name and Address
-----------------

Su Hung
Suite 3101 Sino Plaza
255-257 Glouchester
Causeway Bay, Hong Kong

Sun East International Holdings, Ltd.
Suite 3101 Sino Plaza
255-257 Glouchester
Causeway Bay, Hong Kong

     The Shareholders collectively own 12,500,000 shares or approximately 81% of the Registrant. The actual number of shares owned by Su Hung and Sun East International Holdings, Ltd., respectively has not been determined at this time, but the amounts will be supplemented under cover of Form 8K/A as soon as practical but not later than 60 days after the date this report must be filed.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     The Registrant acquired all of the issued and outstanding capital stock of Sun East, a Caymen Island corporation, in exchange for 12,500,000 shares of the Registrant's common stock, $.001 par value. In addition, the Registrant will issue additional shares to the Shareholders as follows: (i) in the event that Sun East's net income for the year ended December 31, 1997 is $4,000,000 or greater, then the Registrant will issue an additional 2,500,000 shares; and (ii) in the event that Sun East's net income for the year ended December 31, 1997 is at least $3,000,000 but less than $4,000,000, then the Registrant will issue an additional 2,500,000 shares on a proportionate basis.

     Sun East, through its wholly owned subsidiary Shamrock International, Ltd., is engaged in importing petrochemical products, and television and communication systems components for sale within the People's Republic of China. Sun East also owns a 100% interest in Fitwealth Investments Limited, a company engaged in the construction and development of a 20-story office tower in Shanghi. The estimated completion date of the project is December 1998.





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


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Business Acquired

     It is impractical to provide the required financial statements for Sun East International Development, Limited at the time this report is being filed. The required financial statements for Sun East will be filed under cover of Form 8K/A as soon as practical but not later than 60 days after the date this report must be filed.

(b)  Pro Forma Financial Information

     It is impractical to provide the required Pro Forma Financial Information at the time this report is being filed. The required Pro Forma Financial Statements will be filed under cover of Form 8K/A as soon as practical but not later than 60 days after the date this report must be filed.

(c)  Exhibits

     2.1 Acquisition Agreement with the Shareholders of Sun East International Development Limited

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             AM-PAC INTERNATIONAL, INC.


                                            By: /s/  Thomas Tedrow
                                              ---------------------------------
                                              Thomas Tedrow
                                              President

Date: May 7, 1998





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